Income Taxes Expense (Benefit) (Details 1) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Future tax benefit arising from net operating loss carry forwards	$ 21,100,000	$ 17,748,000
Future tax benefit arising from available tax credits	1,373,000	1,373,000
Future tax benefit arising from options/warrants issued for Services	1,210,000	1,029,000
Other	222,000	225,000
Total future tax benefit	23,905,000	20,375,000
Less valuation allowance	(23,905,000)	(20,375,000)
Net deferred tax	$ 0	$ 0